EXHIBIT 99.3
Oak Hill Financial, Inc.
PROFORMA FINANCIAL INFORMATION

Oak Hill Financial, Inc. and Lawrence Financial Holdings, Inc.
Unaudited Pro Forma Condensed Combined Consolidated Financial Statements


The following Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition combines the historical Consolidated Statement of Financial Condition of Oak Hill Financial, Inc, (the "Company") and Lawrence Financial Holdings, Inc. ("Lawrence"), giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

The following Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the three months ended March 31, 2005 and the year ended December 31, 2004 combine the historical Consolidated Statements of Income of the Company and Lawrence giving effect to the merger as if the merger had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Data.

Although pro forma financial information is not a measure of performance calculated in accordance with accounting principals generally accepted in the United States of America, the Company and Lawrence believe that pro forma financial information is important because it gives effect to the merger as if the merger had become effective at the beginning of the period presented. The manner in which the Company and Lawrence calculate pro forma financial information may differ from similarly titled measures reported by other companies.

The unaudited pro forma condensed combined consolidated financial statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger has been consummated on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited Pro Forma
Condensed Combined Consolidated Financial Statements and accompanying notes should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of the Company and Lawrence.

These pro forma financial statements do not include the effects of any potential cost savings that management believes will result from operating the Lawrence banking business as branches and combining certain operations functions. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.


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

Oak Hill Financial, Inc.
PROFORMA COMBINED STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
March 31, 2005


                                                                                                      Pro forma   Pro forma
(In thousands, except share data)                                           Oak Hill     Lawrence    Adjustments   Combined
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                  $    24,721    $  12,860 $  (14,722)    $   22,724
Federal funds sold                                                               269           --         --            269
Investment securities designated as available for sale                       104,084       18,007       (287)       121,638
Investment securities designated as held to maturity - at cost                 3,635           --         --          3,635
Loans receivable - net                                                       926,578       76,463        596      1,003,637
Office premises and equipment - net                                           15,673        3,221        292         19,186
Federal Home Loan Bank stock - at cost                                         6,663          673         --          7,336
Accrued interest receivable                                                    4,500          512         --          5,012
Goodwill - net                                                                 1,686           --      4,113          5,799
Core deposit intangible                                                        1,198           --      3,751          4,949
Cash surrender value of life insurance                                        10,197        2,394         --         12,591
Other assets                                                                   6,472        3,419     (1,320)         8,571
---------------------------------------------------------------------------------------------------------------------------

     TOTAL ASSETS                                                         $1,105,676    $ 117,549 $   (7,577)    $1,215,648

===========================================================================================================================

LIABILITIES & STOCKHOLDERS' EQUITY
Deposits
     Demand                                                              $    81,125    $   9,497 $       --     $   90,622
     Savings and time deposits                                               777,031       94,812     (6,585)       865,258
---------------------------------------------------------------------------------------------------------------------------
          Total deposits                                                     858,156      104,309     (6,585)       955,880
Securities sold under agreement to repurchase                                 16,600           --         --         16,600
Federal Home Loan Bank advances                                              122,607        3,200         --        125,807
Guaranteed preferred beneficial interests in the Company's
     junior subordinated debentures                                           18,000           --         --         18,000
Other liabilities                                                              3,525          459         --          3,984
---------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                1,018,888      107,968     (6,585)     1,120,271

Stockholders' equity
     Common stock                                                              2,827            8        103          2,938
     Additional paid-in capital                                                6,474        7,593        885         14,952
     Retained earnings                                                        80,382        5,320     (5,320)        80,382
     Treasury stock - at cost                                                 (2,451)      (2,729)     2,729         (2,451)
     Unearned ESOP shares                                                         --         (310)       310             --
     Accumulated comprehensive loss:
          Unrealized loss on securities designated as available for sale,
               net of related tax effects                                       (444)        (301)       301           (444)
---------------------------------------------------------------------------------------------------------------------------
           Total stockholders' equity                                         86,788        9,581       (992)        95,377
---------------------------------------------------------------------------------------------------------------------------

     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $ 1,105,676    $ 117,549 $   (7,577)    $1,215,648

===========================================================================================================================

                                                        10

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

Oak Hill Financial, Inc.
PROFORMA COMBINED STATEMENT OF INCOME (UNAUDITED)
For the Year Ended December 31, 2004


                                                                                                      Pro forma   Pro forma
(In thousands, except share data)                                           Oak Hill     Lawrence    Adjustments   Combined
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME

Loans                                                                        $55,540     $  5,230    $  (108)      $ 60,662

Investment securities                                                          3,668          910        453          5,031
Interest-bearing deposits and other                                               43           74         --            117
---------------------------------------------------------------------------------------------------------------------------
            Total interest income                                             59,251        6,214        345         65,810
INTEREST EXPENSE

Deposits                                                                      15,923        1,830       (288)        17,465
Borrowings                                                                     4,915           --         --          4,915
---------------------------------------------------------------------------------------------------------------------------
            Total interest expense                                            20,838        1,830       (288)        22,380
---------------------------------------------------------------------------------------------------------------------------
            Net interest income                                               38,413        4,384        633         43,430
Provision for losses on loans                                                  3,136          590         --          3,726
---------------------------------------------------------------------------------------------------------------------------
            Net interest income after provision for losses on loans           35,277        3,794        633         39,704
OTHER INCOME

Service fees, charges and other operating                                      5,047          567         --          5,614
Insurance commissions                                                          3,050           --         --          3,050
Gain (loss) on sale of loans                                                   1,882       (4,435)        --         (2,553)
Gain on sale of securities                                                       276           75         --            351
Loss on sale of consumer finance loan portfolio and related assets            (3,585)          --         --         (3,585)
---------------------------------------------------------------------------------------------------------------------------
            Total other income                                                 6,670       (3,793)        --          2,877
GENERAL, ADMINISTRATIVE AND OTHER EXPENSE

Employee compensation and benefits                                            14,519        2,016         --         16,535
Occupancy and equipment                                                        3,400          423         15          3,838
Federal deposit insurance premiums                                               132           16         --            148
Franchise taxes                                                                  988          133         --          1,121
Other operating                                                                7,905        1,887        908         10,700
Employment agreement termination costs                                                        813                       813
---------------------------------------------------------------------------------------------------------------------------
            Total general, administrative and other expense                   26,944        5,288        923         33,155
---------------------------------------------------------------------------------------------------------------------------
            Earnings (loss) before federal income taxes                       15,003       (5,287)      (290)         9,426
FEDERAL INCOME TAXES
            Federal income tax expense (benefit)                               4,341       (1,843)      (102)         2,396
---------------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                                          $10,662     $ (3,444)   $  (188)      $  7,030
===========================================================================================================================
            EARNINGS PER SHARE
                Basic                                                        $  1.92     $  (5.66)                 $  1.22
===========================================================================================================================
                Diluted                                                      $  1.87     $  (5.66)                 $  1.19
===========================================================================================================================

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
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

Oak Hill Financial, Inc.
PROFORMA COMBINED STATEMENT OF INCOME (UNAUDITED)
For the Three Months Ended March 31, 2005


                                                                                                      Pro forma   Pro forma
(In thousands, except share data)                                           Oak Hill     Lawrence    Adjustments   Combined
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME

Loans                                                                        $14,740     $  1,173    $   (28)       $15,885

Investment securities                                                            944          202        308          1,454
Interest-bearing deposits and other                                               93           57         --            150
---------------------------------------------------------------------------------------------------------------------------
            Total interest income                                             15,777        1,432        280         17,489
INTEREST EXPENSE

Deposits                                                                       4,710          444        (74)         5,080
Borrowings                                                                     1,381            9         --          1,390
---------------------------------------------------------------------------------------------------------------------------
            Total interest expense                                             6,091          453        (74)         6,470
---------------------------------------------------------------------------------------------------------------------------
            Net interest income                                                9,686          979        354         11,019
Provision for losses on loans                                                    750           --         --            750
---------------------------------------------------------------------------------------------------------------------------
            Net interest income after provision for losses on loans            8,936          979        354         10,269
OTHER INCOME

Service fees, charges and other operating                                      1,407          198         --          1,605
Insurance commissions                                                            671           --         --             671
Gain on sale of loans                                                            318           --         --            318
Gain (loss) on sale of securities                                                143          (68)        --             75
---------------------------------------------------------------------------------------------------------------------------
            Total other income                                                 2,539          130         --          2,669
GENERAL, ADMINISTRATIVE AND OTHER EXPENSE

Employee compensation and benefits                                             3,582          552         --          4,134
Occupancy and equipment                                                        1,002          107          1          1,110
Federal deposit insurance premiums                                                30           14         --             44
Franchise taxes                                                                   53           38         --             91
Other operating                                                                2,228          874        227          3,329
Employment agreement termination costs                                            --          744         --            744
---------------------------------------------------------------------------------------------------------------------------
            Total general, administrative and other expense                    6,895        2,329        228          9,452
---------------------------------------------------------------------------------------------------------------------------
            Earnings (loss) before federal income taxes                        4,580       (1,220)       126          3,486
FEDERAL INCOME TAXES
            Federal income tax expense (benefit)                               1,320         (428)        44            936
---------------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                                          $ 3,260     $   (792)   $    82        $ 2,550
===========================================================================================================================
            EARNINGS PER SHARE
                Basic                                                        $  0.59     $  (0.99)                  $  0.44
===========================================================================================================================
                Diluted                                                      $  0.57     $  (0.99)                  $  0.43
===========================================================================================================================

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Oak Hill Financial, Inc.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
March 31, 2005


NOTE 1: BASIS OF PRESENTATION

      The unaudited pro forma combined financial data has been prepared based upon the historical consolidated financial statements of Oak Hill Financial, Inc. (the "Company") and the historical consolidated financial statements of Lawrence Financial Holdings, Inc. ("Lawrence"), which have been adjusted to reflect the historical cost of Lawrence's assets and liabilities at their fair value. Pro forma adjustments for the Pro forma Combined Statement of Earnings include amortization of core deposit intangible and other adjustments based on the allocated purchase price of net assets acquired.


NOTE 2: PRO FORMA COMBINED CONSOLIDATED STATEMENT OF CONDITION ADJUSTMENTS

      In  purchase   accounting,   Lawrence's  assets  and  liabilities  and  ay
identifiable  intangible  assets are required to be adjusted to their  estimated fair values.  The estimated  fair values have been  determined by an independent third party based upon available information.

      The following are the preliminary pro forma adjustments, which may be revised, that were made to record the transaction and to adjust Lawrence's assets and liabilities to their estimated fair values at March 31, 2005:

Purchase price of Lawrence

         Market value of Company common stock issued                                                       $  7,734
         Cash in exchange for Lawrence common stock                                                           7,722
                                                                                                            -------
                                                                                                             15,456

Historical net assets of Lawrence to be acquired 8,892 Fair market value adjustments:
         Investments                                                               (453)
         Loans                                                                      596
         Fixed assets                                                               292
         Deposits                                                                  (415)
         Core deposit intangible                                                  3,751
Deferred taxes on purchase price adjustments                                     (1,320)
                                                                               --------
                                                                                                             11,343
Goodwill                                                                       $  4,113
                                                                                =======

      The pro forma adjustment for cash and due from banks and interest-bearing deposits includes a $7.0 million certificate of deposit that Lawrence had with the Company prior to the acquisition and $7.7 million paid to Lawrence shareholders as part of the merger consideration.


NOTE 3: SHAREHOLDERS' EQUITY

      Shareholders of Lawrence received $7.7 million cash and 221,501 shares of the Company's no par common stock in exchange for all of the shares of Lawrence.

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

Oak Hill Financial, Inc.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
March 31, 2005


NOTE 4: PRO FORMA COMBINED STATEMENT OF EARNINGS ADJUSTMENTS

      For purposes of determining the pro forma effect of the Lawrence acquisition on the statement of earnings, the following pro forma adjustments have been made as if the acquisition had occurred as of January 1, with respect to each of the periods:


                                                                                     Three                      Twelve
                                                                                 Months Ended                Months Ended
                                                                                March 31, 2005             December 31, 2004
                                                                                --------------------------------------------
Yield adjustment for investment securities available for sale                           $ 308                         $ 453
Yield adjustment for interest income on loans                                             (28)                         (108)
Yield adjustment for interest expense on deposits                                          74                           288
Depreciation of fixed assets                                                               (1)                          (15)
Amortization of core deposit intangible                                                  (227)                         (908)
                                                                                --------------------------------------------

                                                                                          126                          (290)
Tax expense (benefit) of pro forma adjustments                                             44                          (102)
                                                                                --------------------------------------------

                                                                                        $  82                         $(188)
                                                                                ============================================

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets," goodwill will not be amortized, but will be reviewed for impairment at least annually.


NOTE 5: AVERAGE SHARES OUTSTANDING

      The pro forma weighted-average shares outstanding is based on the Company's historical weighted-average shares outstanding plus 221,501 shares of the Company's common stock that was issued to Lawrence shareholders.


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